Exhibit 10.27

THIRD AMENDMENT TO THE LEASE AGREEMENT BETWEEN
BC 12 99, LTD., A TEXAS LIMITED PARTNERSHIP, AS LANDLORD, AND ACTIVE POWER,
INC., AS TENANT

To be attached to and form a part of Lease made the 27th day of September, 2000 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of approximately 126,750 square feet and located at 2128 Braker Lane, Austin, Texas, known as Braker 12.

1.          WITNESSETH that the Tenant's current monthly base rental is as listed below:

Months	Monthly Base P.S.F. Rate	Monthly Base Rent
January I, 2005- December 31, 2007	$0.42	$52,235.00

2.          The Lease is hereby extended and renewed for a further term of Twenty-Four (24) months to commence on the 1st day  of January, 2008 and will expire on the 31st day of December, 2009 on condition that Landlord and Tenant comply with all terms, covenants and conditions contained in the Lease, and the monthly base rental shall be as listed below:

Months	Monthly Base P.S.F. Rate	Monthly Base Rent
January 1, 2008- December 31 2008	$0.43	$54,502.50
January 1, 2009- December 31, 2009	$0.45	$57,037.50

These amounts shall be in addition to Tenant's  proportionate share of common area maintenance, property taxes, management fees, and insurance as currently provided in the Lease

The Tenant shall accept the space in its current "as is" condition.

3.           Once Tenant has executed this Third Amendment to the Lease, Landlord will waive the additional security deposit that was due no later than January 31, 2005, in the amount of One Hundred Thousand Dollars and 00/!00 ($100,000)

Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

DATED AS OF THE 27th DAY OF March, 2006.

LANDLORD:	BC12 99, LTD., A TEXAS LIMITED PARTNERSHIP

By:

ORI, INC., ITS GENERAL PARTNER:

By:	/s/ Ron Greene
Name:	RON GREENE
Title:	CFO

TENANT:

ACTIVE, INC.

By:
Title:	CHIEF FINANCIAL OFFICER